T. Rowe Price California Tax-Free Bond Fund

Supplement to Summary Prospectus dated July 1, 2019

The portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2020, Austin Applegate will join Konstantine B. Mallas as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Applegate joined T. Rowe Price in 2011.

The date of this supplement is December 17, 2019.

F80-041-S 12/17/19